                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                       Date of Report: February 11, 2000

                             Active Software, Inc.
            (Exact name of Registrant as specified in its charter)

        Delaware                         000-26367               94-3232772
  State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer
  incorporation or organization)                                 Identification No.)

                              3333 Octavius Drive
                            Santa Clara, CA  95054
          (Address of principal executive offices, including zip code)

                                 (408)988-0414
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

     On February 25, 2000, Active Software, Inc. filed a Form 8-K to report the completion of its acquisition of Alier, Inc. Pursuant to Item 7 of the Form 8-K, Active Software indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 3 is being filed to adjust certain previously filed pro forma financial information.

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

       See Exhibit 99.1 for the audited financial statements of Alier, Inc. as of and for the years ended December 31, 1999 and 1998.

(b)  Pro Forma Financial Information

       See Exhibit 99.2 for the unaudited pro forma condensed combined financial statements that give effect to the merger between Active Software, Inc. and Alier, Inc.

(c)  Exhibits

       2.1* Agreement and Plan of Reorganization dated as of January 19, 2000, by and among Active Software, Inc., Igator Acquisitions Corp., Alier, Inc., and Alex Osborne and Scott Persinger, Shareholders of Alier, Inc.

       2.2* Registration Rights Agreement dated as of February 11, 2000, by and among Active Software, Inc. and Alex Osborne, Scott Persinger, David Lemberger and Carron Schmick.

       23.1  Consent of Deloitte and Touche LLP, Independent Auditors

       99.1 Audited financial statements of Alier, Inc. as of and for the years ended December 31, 1999 and 1998.

       99.2 Unaudited pro forma condensed combined financial statements that give effect to the merger between Active Software, Inc. and Alier, Inc.

       ---------------------------
       *   Previously filed.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Active Software, Inc.

Date:  June 16, 2000                       By:    /s/ JON A. BODE
                                                  Jon A. Bode
                                                  Chief Financial Officer

                               INDEX TO EXHIBITS

     Exhibit
     Number    Description

       2.1* Agreement and Plan of Reorganization dated as of January 19, 2000, by and among Active Software, Inc., Igator Acquisitions Corp., Alier, Inc., and Alex Osborne and Scott Persinger, Shareholders of Alier, Inc.

       2.2* Registration Rights Agreement dated as of February 11, 2000, by and among Active Software, Inc. and Alex Osborne, Scott Persinger, David Lemberger and Carron Schmick.

       23.1  Consent of Deloitte and Touche LLP, Independent Auditors

       99.1 Audited financial statements of Alier, Inc. as of and for the years ended December 31, 1999 and 1998.

       99.2 Unaudited pro forma condensed combined financial statements that give effect to the merger between Active Software, Inc. and Alier, Inc.

       -----------------------
       *  Previously filed.